UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 27, 2008

VOLCANO CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-52045	33-0928885
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2870 Kilgore Road, Rancho Cordova, CA		95670
(Address of principal executive offices)		(Zip Code)
800-228-4728
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e)
Amended and Restated Employment Agreement of Chief Executive Officer
     On February 27, 2008, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Volcano Corporation (the “Company”) approved changes to the terms of employment of R. Scott Huennekens, the Company’s Chief Executive Officer, pursuant to an amended and restated employment agreement between the Company and Mr. Huennekens (the “Huennekens Agreement”). The Huennekens Agreement amends and restates Mr. Huenneken’s prior employment agreement with the Company dated February 1, 2006 to clarify the manner in which the agreement complies with recent changes to applicable tax laws and to reflect his current rate of base salary and target bonus.
     Any severance compensation that may be paid under the Huennekens Agreement that is determined to be “deferred compensation” for purposes of Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”) will be subject to a six-month delay in payment if necessary for compliance with the requirements of Section 409A of the Code.
     As reflected in the Huennekens Agreement, Mr. Huennekens earns an annual base salary of $400,000 and is eligible to earn a target cash incentive bonus in an amount equal to 50% of his base salary, based on the achievement of personal and company-wide performance milestones. This target percentage shall be reviewed annually by the Board or the Committee and, in its sole discretion, may be adjusted upward.
     A copy of the Huennekens Agreement is filed hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing description is subject to, and qualified in its entirety by, the text of the Huennekens Agreement.
Amended and Restated Employment Agreement of Chief Financial Officer
     On February 27, 2008, the Committee approved changes to the terms of employment of John T. Dahldorf, the Company’s Chief Financial Officer, pursuant to an amended and restated employment agreement between the Company and Mr. Dahldorf (the “Dahldorf Agreement”). The Dahldorf Agreement amends and restates Mr. Dahldorf’s prior employment agreement with the Company dated February 1, 2006 to clarify the manner in which the agreement complies with recent changes to applicable tax laws and to reflect his current rate of base salary and target bonus.
     Any severance compensation that may be paid under the Dahldorf Agreement that is determined to be “deferred compensation” for purposes of Section 409A the Code will be subject to a six-month delay in payment if necessary for compliance with the requirements of Section 409A of the Code.
     As reflected in the Dahldorf Agreement, Mr. Dahldorf earns an annual base salary of $265,000 and is eligible to earn a target cash incentive bonus in an amount equal to 40% of his base salary, based on the achievement of personal and company-wide performance milestones. This target percentage shall be reviewed annually by the Board or the Committee and, in its sole discretion, may be adjusted upward.
     A copy of the Dahldorf Agreement is filed hereto as Exhibit 10.2 and is incorporated herein by reference. The foregoing description is subject to, and qualified in its entirety by, the text of the Dahldorf Agreement.

Restricted Stock Unit Awards
     On February 27, 2008, as part of the Company’s annual equity compensation grant process, the Committee granted restricted stock unit awards (“RSUs”) to certain of the Company’s key employees, including the Company’s “named executive officers” (as defined under applicable securities laws), under the Company’s 2005 Equity Compensation Plan, as amended (the “Plan”). The RSUs are evidenced by a Restricted Stock Unit Grant Notice and Restricted Stock Unit Agreement (together, the “RSU Agreement”), which, together with the Plan, set forth the terms and conditions of the RSUs.
     Under the Plan and the applicable RSU Agreement, each RSU represents a right to receive one share of the Company’s Common Stock (subject to adjustment for certain specified changes in the capital structure of the Company) upon the completion of a specified period of continued service. The number of RSUs granted to the Company’s “named executive officers” on February 27, 2008 are set forth in the table below, along with a brief description of the time-based vesting conditions applicable to such RSUs.

Number of
Named Executive Officer	RSUs(1)
R. Scott Huennekens	50,000
President and Chief Executive Officer
John T. Dahldorf	18,750
Chief Financial Officer and Secretary
Vincent J. Burgess	23,438
Vice President of Business Development and Marketing
Michel E. Lussier	11,250
Managing Director of Volcano Europe
Jorge J. Quinoy	16,875
Vice President of Global Sales
John F. Sheridan	11,250
Executive Vice President of Research and Development and Operations

(1)	25% of the RSUs will vest, if at all, each year on the anniversary of the grant date, subject to the individual’s continued service through each such date, so that the award is fully vested on the fourth anniversary of the grant date.
     The foregoing is only a brief description of the material terms of the RSUs, does not purport to be complete and is qualified in its entirety by reference to the Plan and the applicable form of RSU Agreement under the Plan. A copy of the Plan was previously filed as Exhibit 99.1 to the Company’s Registration Statement on Form S-8 (File No. 333-145761), filed with the SEC on August 29, 2007, and the forms of RSU Agreement under the Plan are filed as Exhibit 10.3 hereto.

Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit
Number	Description
10.1	Amended and Restated Employment Agreement by and between Volcano Corporation and R. Scott Huennekens dated February 28, 2008.

10.2	Amended and Restated Employment Agreement by and between Volcano Corporation and John T. Dahldorf dated February 28, 2008.

10.3	Form of Restricted Stock Unit Grant Notice and Form of Restricted Stock Unit Agreement under the Volcano Corporation 2005 Equity Compensation Plan, as amended.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Volcano Corporation
Dated: March 4, 2008	By:	/s/ John T. Dahldorf
John T. Dahldorf
Chief Financial Officer

Exhibit Index

Exhibit
Number	Description
10.1	Amended and Restated Employment Agreement by and between Volcano Corporation and R. Scott Huennekens dated February 28, 2008.

10.2	Amended and Restated Employment Agreement by and between Volcano Corporation and John T. Dahldorf dated February 28, 2008.

10.3	Form of Restricted Stock Unit Grant Notice and Form of Restricted Stock Unit Agreement under the Volcano Corporation 2005 Equity Compensation Plan, as amended.